Alger SMid Cap Focus Portfolio

Summary Prospectus

August 30, 2017

Class   Ticker Symbols

I-2   AAMOX

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Portfolio's Prospectus and Statement of Additional Information, both dated August 30, 2017, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger SMid Cap Focus Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.

Class I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	3.10%
Total Annual Fund Operating Expenses	3.91%
Expense Reimbursement*	2.92%*
Total Annual Fund Operating Expenses After Expense Reimbursement	.99%

* Fred Alger Management, Inc. has contractually agreed to reimburse expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) through August 29, 2018 to the extent necessary to limit the total annual operating expenses of the Class I-2 shares of the Portfolio to 0.99% of the Class's daily average net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment.

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the contractual expense limitation agreed to by Fred Alger Management, Inc. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class I-2	$101	$923	$1,764	$3,946

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund

Inspired by Change, Driven by Growth.

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Summary Prospectus

August 30, 2017

operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 187.11% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Weatherbie Capital, LLC ("Weatherbie"), an affiliate of Fred Alger Management, Inc., invests in smaller cap U. S. growth companies that Weatherbie believes have enduring earnings, reasonable valuations and a distinct competitive advantage. Weatherbie invests in Foundation growth stocks and Opportunity growth stocks. Foundation growth stocks are companies led by experienced management teams, with innovative business models and the potential for high sales and earnings growth. Opportunity growth stocks are companies whose earnings may be temporarily depressed, but change is underway that Weatherbie believes can reaccelerate earnings.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smallcap and midcap companies. Equity securities include common or preferred stocks that are listed on U.S. or foreign exchanges. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2500 Growth Index or the Russell Midcap Growth Index, respectively, as reported by the indexes as of the most recent quarter-end. At June 30, 2017, the market capitalization of the companies in these indexes ranged from $90.4 million to $30.6 billion.

As a focus fund, the Portfolio intends to invest a substantial portion of its assets in a smaller number of issuers, and may focus its holdings in fewer business sectors or industries. Generally the Portfolio will own approximately 50 holdings. Portfolio holdings may occasionally exceed this number for a variety of reasons.

The Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.

The Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. However, leverage also has the potential to magnify any decrease in the value of borrowed securities.

The Portfolio can also invest in privately placed securities, which are securities acquired in non-public offerings for which there is no readily available market.

The Portfolio can invest in foreign securities.

Principal Risks

An investment in the Portfolio involves risks. The Portfolio's share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Risk — An investment in the Portfolio is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk — Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions.

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Small and Mid Cap Securities Risk — there may be greater risk in investing in companies with small or medium market capitalizations rather than larger, more established issuers due to such factors as more limited product lines or financial resources or lack of management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

Less Diversified Portfolio Risk — the Portfolio may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a

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Summary Prospectus

August 30, 2017

single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. The Portfolio may have substantial holdings within a particular sector, and companies in similar industries may be similarly affected by particular economic or market events.

Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus the Portfolio's net asset value could decrease more quickly than if it had not borrowed.

Foreign Securities Risk — the Portfolio's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Privately Placed Securities Risk — a private placement is an offering of a company's securities that is not registered with the SEC and is not offered to the public. Less information may be available about companies that make private placements than about publicly offered companies and such companies may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid. Private placed securities are generally fair valued as they are not traded frequently. The Portfolio may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the Portfolio to be less liquid.

Portfolio Turnover Risk — the Portfolio may engage in active trading, which could produce higher transaction costs.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 2500 Growth Index is an index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation. Prior to August 30, 2017, the Portfolio followed different investment strategies under the name "Alger SMid Cap Growth Portfolio" and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Portfolio's current investment strategies and investment personnel. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

Annual Total Return For Class I-2 Shares as of December 31 (%)

The year-to-date total return of the Portfolio's Class I-2 Shares as of June 30, 2017 was 18.68%.

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Summary Prospectus

August 30, 2017

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	Since Inception
Class I-2 (Inception 1/2/08)	3.82%	10.44%	3.94%
Russell 2500 Growth Index (reflects no deductions for fees, expenses or taxes)	9.73%	13.88%	8.27%

Management

Investment Manager:	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio:
Fred Alger Management, Inc.
Sub-Adviser:
Weatherbie Capital, LLC (an
affiliate of Fred Alger
Management, Inc.)
Weatherbie sub-advises the
Fund subject to Fred Alger
Management, Inc.'s supervision
and approval.	H. George Dai, Ph.D. Senior Managing Director and Co-Chief Investment Officer of Weatherbie Capital, LLC Since March 2017	Joshua D. Bennett, CFA Senior Managing Director, Director of Research of Weatherbie Capital, LLC Since March 2017	Matthew A. Weatherbie, CFA President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Capital, LLC Since March 2017

Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

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